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                         HARTFORD LIFE INSURANCE COMPANY
                                      AND
                   HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 Gregory A. Boyko
                                 John P. Ginnetti
                                   Lynda Godkin
                                 Thomas M. Marra
                                 Lowndes A. Smith
                               Raymond P. Welnicki
                               Lizabeth H. Zlatkus


do hereby jointly and severally authorize Lynda Godkin, Marianne O'Doherty and Leslie T. Soler to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


   /s/ Gregory A. Boyko                   Dated:  October 9, 1997
---------------------------                     ----------------------------
    Gregory A. Boyko


   /s/ John P. Ginnetti                   Dated:  October 9, 1997
---------------------------                     ----------------------------
    John P. Ginnetti

   /s/ Lynda Godkin                       Dated:  October 9, 1997
---------------------------                     ----------------------------
    Lynda Godkin

   /s/ Thomas M. Marra                    Dated:  October 9, 1997
---------------------------                     ----------------------------
    Thomas M. Marra

   /s/ Lowndes A. Smith                   Dated:  October 1, 1997
---------------------------                     ----------------------------
    Lowndes A. Smith

   /s/ Raymond P. Welnicki                Dated:  October 9, 1997
---------------------------                     ----------------------------
    Raymond P. Welnicki


   /s/ Lizabeth H. Zlatkus                Dated:  October 9, 1997
---------------------------                     ----------------------------
    Lizabeth H. Zlatkus